The Sentinel Funds Class I

Supplement dated June 10, 2008 to the Prospectus dated April 4, 2008

The paragraph on page 54, Eligibility Requirements and Investment Minimums is deleted and replaced with the following:

Class I shares do not charge a sales load and typically have an expense ratio that is lower than the Fund’s other classes of shares. Class I shares do not offer certain account services available to other classes, such as automatic investment and withdrawal plans and online account access. Class I shares are generally appropriate for investors who pay their financial intermediary other than through a sales charge (i.e., sales load and/or 12b-1 fee) and/or who do not have a need for those additional account services from the Fund. The following types of investors are eligible to purchase Class I shares:

• Investment advisory and retirement plan platforms, if such platform’s overall fee structure is designed with the intent of investing in class I or similar classes of shares, as evidenced by the platform investing in the class I or similar class of shares of at least one other mutual fund complex which offers classes similar to the Sentinel Funds’ Class I and load-waived Class A shares, or by the platform investing solely in classes of shares of other mutual fund complexes which do not pay 12b-1 service fees;
• Institutional investors, other than investment advisory and retirement plan platforms, with an initial investment of at least $1 million in Class I shares;
• Qualified tuition programs established under Section 529 of the Code;
• Registered investment companies;
• Synovus Trust Company for trust accounts established on behalf of its clients;
• Accounts that received Class I shares of a Sentinel Fund in exchange for Class A shares of a Synovus Fund in a reorganization, but only with respect to reinvested dividends and distributions;
• Accounts that received Class I shares of a Sentinel Fund in exchange for shares of a Citizens Fund in a reorganization; and
• Retirement and deferred compensation plans established for the benefit of the employees, agents or
Directors of National Life Insurance Company and its affiliates.

The table on page 17 comparing the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of the Government Securities Fund, the average annual return after taxes on distributions for the Class A shares of the Government Securities Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Government Securities Fund is deleted and replaced with the following:

			Past 10
			Years/
For the periods ended	Past One	Past 5	Since
December 31, 2007[1]	Year	Years Inception
Return Before Taxes	7.87	4.38	5.68
Return After Taxes on Distributions	6.06	2.75	3.63
Return After Taxes on Distributions and Sale of Fund Shares[2]	5.06	2.77	3.58
Lehman Brothers U.S. Government Bond Index[3]	8.66	4.10	5.92
Lehman Brothers U. S. Mortgage Backed Securities Index [4,6]	6.90	4.49	5.91
Lehman Brothers U.S. Fixed-Rate Mortgage Backed	6.96	4.50	5.91
Securities (MBS) Index 5, [6]

[1] Class I shares performance prior to the inception of the Class I shares is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales load.
[2] Returns after taxes on distributions and sale of fund shares may be higher than before-tax and/or after tax on distribution returns when a net capital loss occurs upon the redemption of fund shares.
[3] The Lehman Brothers U.S. Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S.
government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.
[4] The Lehman Brothers U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed passthrough securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FNMA).
[5] The Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities (MBS) Index is an unmanaged index made up of the securities in the Lehman Brothers Mortgage-Backed Securities Index that are of investment quality, have at least one year to maturity and have an outstanding par value of at least $100 million.

SF0971(0608)

[6] The Government Securities Fund is replacing the Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities (MBS) Index with the Lehman Brothers U.S. Mortgage Backed Securities (MBS) Index because Sentinel believes the new index is a more appropriate measure of the Fund’s current investment strategy.

The table on page 43 comparing the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of the Sustainable Core Opportunities Fund, the average annual return after taxes on distributions for the Class A shares of the Sustainable Core Opportunities and the average annual total return after taxes on distributions and redemption for Class A shares of the Sustainable Core Opportunities is deleted and replaced with the following:

For the periods ended	Past One	Past 5	Past 10
December 31, 2007[1]	Year	Years	Years
Return Before Taxes	7.50	14.90	7.00
Return After Taxes on Distributions	7.40	14.86	5.68
Return After Taxes on Distributions and Sale of Fund Shares	5.01	13.12	5.36
Standard & Poor’s 500 Index[2]	5.49	12.83	5.91
Russell 1000® Index[3]	5.77	13.43	6.20

[1] Performance for the Fund (a) from September 24, 2001 to April 4, 2008 is based on the performance of the predecessor Citizens Value
Fund and (b) prior to September 24, 2001 on the Citizens Value Fund’s predecessor, the Meyers Pride Value Fund, which were offered without a sales load, restated to reflect the sales loads of the Class I shares.
[2] The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.
[3] The Russell 1000® Index measures the performance of the 1,000 largest companies domiciled in the United States based on total market capitalization.

Effective May 14, 2008 the paragraph contained on page 55 in regard to Foreign Addresses is deleted and replaced with the following:

Because the Funds are not registered for sales outside of the U.S. they cannot accept new accounts or investments into an account with a mailing address that is not within the U.S or a military address. You may hold, redeem shares or reinvest future dividend and capital gains, but not purchase shares into, an account originally established with a U.S. address if your address is later changed to a foreign address.

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